UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California		94043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On November 19, 2012, Alexza Pharmaceuticals, Inc. announced that it has received a CHMP (Committee for Medicinal Products for Human Use) Day 180 Second List of Outstanding Issues from the European Medicines Agency regarding its Marketing Authorization Application for ADASUVE™ (Staccato® loxapine). The press release is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Alexza Pharmaceuticals Receives Updated Day 180 List of Outstanding Issues for ADASUVE™ (Staccato® Loxapine) MAA,” dated November 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: November 19, 2012
	By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Alexza Pharmaceuticals Receives Updated Day 180 List of Outstanding Issues for ADASUVE™ (Staccato® Loxapine) MAA,” dated November 19, 2012.